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Item 77 H Insert for:
Scudder Flag Investors Equity Partners Fund - N-SAR





1REPORT NUMBER:  R05164  DTG TOP SHAREOWNERS
 SOURCE PROGRAM: B04824 HOLDING 25% OR GREATER OF TOTAL OUTSTANDING SHARES SUPER SHEET DATE: 12/20/2004
 JOB: DGZMU024 CONFIRM DATE:  11/30/2004  RENT DATE:  12/21/2004
 JOB NUMBER:     J46512    TIME:    13:48:17
 FUND CODE/NAME: 409/SCUDDER FLAG INVESTORS EQ PARTNERS-A

    SOCIAL  ACCOUNT SHARE BALANCE   ACCOUNT NUMBER     REGISTRATION TAX ID NUMBER    DEALER/DLR BRANCH  CODE  PERCENT OF TOTAL SHRS


0   ***  NO SHAREOWNERS SELECTED ***
0  TOTAL NUMBER OF ACCOUNTS FOR FUND 4,950
  TOTAL NUMBER OF SHARES FOR FUND  6,224,092.8270








REPORT NUMBER:  R05164 DTG TOP SHAREOWNERS      PAGE:           1
 SOURCE PROGRAM: B04824 HOLDING 25% OR GREATER OF
 TOTAL OUTSTANDING SHARES SUPER SHEET DATE:  12/20/2004
 JOB:   DGZMU024  CONFIRM DATE:  11/30/2004     CURRENT DATE
:  12/21/2004
 JOB NUMBER:     J46512   TIME:    13:48:17

 FUND CODE/NAME:     509/SCUDDER FLAG INVESTORS EQ PARTNRS-INST

     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION
    TAX ID NUMBER    DEALER/DLR BRANCH
 CODE     PERCENT OF TOTAL SHRS

   PERSHING LLC   1515/DEUT5WX        090
     1,410,477.6130
         PO BOX 2052
  JERSEY CITY NJ  07303-2052           38.22 %


0         TOTAL NUMBER OF ACCOUNTS FOR FUND         115
    TOTAL NUMBER OF SHARES FOR FUND         3,690,232.3600








1REPORT NUMBER:  R05164    DTG TOP SHAREOWNERS   PAGE:           1
 SOURCE PROGRAM: B04824 HOLDING 25% OR GREATER OF TOTAL
 OUTSTANDING SHARES   SUPER SHEET DATE:  12/20/2004
 JOB:            DGZMU024        CONFIRM DATE:  11/30/2004
 CURRENT DATE:  12/21/2004
 JOB NUMBER:     J46512      TIME:    13:48:17

 FUND CODE/NAME:     609/SCUDDER FLAG INVESTORS EQ PARTNERS-B

              SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION  TAX ID NUMBER
  DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS


0             ***  NO SHAREOWNERS SELECTED ***
0       TOTAL NUMBER OF ACCOUNTS FOR FUND             2,179
     TOTAL NUMBER OF SHARES FOR FUND           621,573.9990









1REPORT NUMBER:  R05164  TOP SHAREOWNERS   PAGE:           1
 SOURCE PROGRAM: B04824  HOLDING 25% OR GREATER OF TOTAL
 OUTSTANDING SHARES  SUPER SHEET DATE:  12/20/2004
 JOB:            DGZMU024        CONFIRM DATE:  11/30/2004
CURRENT DATE:  12/21/2004
 JOB NUMBER:     J46512    TIME:    13:48:17

 FUND CODE/NAME:     709/SCUDDER FLAG INVESTORS EQ PARTNERS-C

                    SOCIAL    ACCOUNT SHARE BALANCE
 ACCOUNT NUMBER     REGISTRATION
   TAX ID NUMBER    DEALER/DLR BRANCH     CODE
 PERCENT OF TOTAL SHRS


0              ***  NO SHAREOWNERS SELECTED ***
0             AL NUMBER OF ACCOUNTS FOR FUND         499
      TOTAL NUMBER OF SHARES FOR FUND           289,952.1640
0      ***  END OF REPORT - R05164  ***





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